SECOND AMENDMENT TO

10% OID PROMISSORY NOTE

This Second Amendment to the 10% OID Promissory Note (this “Amendment”) is entered into on April 23rd, 2024 (the “Execution Date”) and effective as of April 24, 2024 (the “Effective Date”) by and between Healthy Extracts, Inc., a Nevada corporation (the “Borrower”), and Sixth Borough Capital Fund, LP (the “Holder”) (individually a “Party,” and collectively the “Parties”).

RECITALS

WHEREAS, the Parties entered into a Securities Purchase Agreement dated as of January 24, 2023 (the “Agreement”);

WHEREAS, the Borrower executed a 10% OID Promissory Note in favor of Holder in the original principal amount of $111,111 and an Original Issue Date of January 24, 2023, pursuant to the Agreement (the “Note”);

WHEREAS, the Parties entered into a First Amendment to the Note on October 31, 2023 (the “First Note Amendment”), extending the Maturity Date to April 24, 2024 and increasing the Original Issue Discount from $11,111 to $22,222;

WHEREAS, capitalized terms not defined in this Amendment shall have the meaning assigned to them in the Agreement, Note, First Note Amendment, or other documents executed in connection therewith; and

WHEREAS, the Parties desire to amend the Note as set forth herein.

NOW THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follow:

AGREEMENT

1.Effective as of the Effective Date, the Maturity Date (as defined the Note) is hereby extended from April 24, 2024 to June 25, 2026 (the “Maturity Date Extension”).

2.As consideration for the Maturity Date Extension, effective as of and beginning on the Effective Date, the Borrower will make amortized monthly payments of principal and interest to Holder in the amount set forth in the Payment Plan attached hereto as Exhibit A.

3.In the event Borrower raises a minimum of $100,000 in an equity capital raise, it will pay a minimum of twenty percent (20%) of the amount above $100,000 to Holder as a principal reduction. Borrower is working to uplist to a recognized stock exchange and will use its best efforts to shorten the timing of payback of the outstanding principal.

4.Except as set forth in this Amendment, the terms and conditions of the Note shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the Execution Date.

“Borrower”		“Holder”

Healthy Extracts, Inc.		Sixth Borough Capital Fund, LP

/s/ Kevin “Duke” Pitts		/s/ Robert D. Keyser, Jr
By:	Kevin “Duke” Pitts	By:	Robert D. Keyser, Jr
Its:	President	Its:	President

Exhibit A

Payment Plan

No.	Payment Date	Beginning Balance	Total Payment	Principal	Interest	Ending Balance
1	4/1/2024	$122,222.00	$4,657.62	$3,129.85	$1,527.77	$119,092.15
2	5/1/2024	$119,092.15	$4,657.62	$3,168.97	$1,488.65	$115,923.18
3	6/1/2024	$115,923.18	$4,657.62	$3,208.58	$1,449.04	$112,714.60
4	7/1/2024	$112,714.60	$4,657.62	$3,248.69	$1,408.93	$109,465.91
5	8/1/2024	$109,465.91	$4,657.62	$3,289.30	$1,368.32	$106,176.61
6	9/1/2024	$106,176.61	$4,657.62	$3,330.42	$1,327.20	$102,846.19
7	10/1/2024	$102,846.19	$4,657.62	$3,372.05	$1,285.57	$99,474.14
8	11/1/2024	$99,474.14	$4,657.62	$3,414.20	$1,243.42	$96,059.94
9	12/1/2024	$96,059.94	$4,657.62	$3,456.88	$1,200.74	$92,603.06
10	1/1/2025	$92,603.06	$4,657.62	$3,500.09	$1,157.53	$89,102.97
11	2/1/2025	$89,102.97	$4,657.62	$3,543.84	$1,113.78	$85,559.13
12	3/1/2025	$85,559.13	$4,657.62	$3,588.14	$1,069.48	$81,970.99
13	4/1/2025	$81,970.99	$4,657.62	$3,632.99	$1,024.63	$78,338.00
14	5/1/2025	$78,338.00	$4,657.62	$3,678.40	$979.22	$74,659.60
15	6/1/2025	$74,659.60	$6,757.62	$5,824.38	$933.24	$68,835.22
16	7/1/2025	$68,835.22	$6,757.62	$5,897.18	$860.44	$62,938.04
17	8/1/2025	$62,938.04	$6,757.62	$5,970.90	$786.72	$56,967.14
18	9/1/2025	$56,967.14	$6,757.62	$6,045.53	$712.09	$50,921.61
19	10/1/2025	$50,921.61	$6,757.62	$6,121.10	$636.52	$44,800.51
20	11/1/2025	$44,800.51	$6,757.62	$6,197.62	$560.00	$38,602.89
21	12/1/2025	$38,602.89	$6,757.62	$6,275.09	$482.53	$32,327.80
22	1/1/2026	$32,327.80	$6,757.62	$6,353.53	$404.09	$25,974.27
23	2/1/2026	$25,974.27	$6,757.62	$6,432.95	$324.67	$19,541.32
24	3/1/2026	$19,541.32	$6,757.62	$6,513.36	$244.26	$13,027.96
25	4/1/2026	$13,027.96	$6,757.62	$6,594.77	$162.85	$6,433.19
26	5/1/2026	$6,433.19	$6,513.62	$6,433.19	$80.43	$-